Q3 2021 Financial results November 11, 2021 EXHIBIT 99.2

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “assume,” “believe,” “could,” “estimate,” “expect,” “guidance,” “intend,” “many,” “positioned,” “potential,” “project,” “think,” “should,” “target,” “will,” “would” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our acquisition of Anlin; pricing actions benefitting margins; improvement of our operations and business integration; and our Sales and EBITDA guidance. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the impact of the COVID-19 pandemic and related measures taken by governmental or regulatory authorities to combat the pandemic, including the impact of the pandemic and these measures on the economies and demand for our products in the states where we sell them, and on our customers, suppliers, labor force, business, operations and financial performance; unpredictable weather and macroeconomic factors that may negatively impact the repair and remodel and new construction markets and the construction industry generally, especially in the state of Florida and the western United States, where the substantial portion of our sales are currently generated, and in the U.S. generally; changes in raw material prices, especially for aluminum, glass and vinyl, including, price increases due to the implementation of tariffs and other trade-related restrictions;•our dependence on a limited number of suppliers for certain of our key materials; our dependence on our impact-resistant product lines, which increased with our acquisition of a 75% ownership stake in Eco Enterprises, LLC (the “Eco Acquisition”), and contemporary indoor/outdoor window and door systems, and on consumer preferences for those types and styles of products; the effects of increased expenses or unanticipated liabilities incurred as a result of, or due to activities related to, including Anlin and our Eco Acquisition; our level of indebtedness; increases in bad debt owed to us by our customers in the event of a downturn in the home repair and remodel or new home construction channels in our core markets and our inability to collect such debt; the risks that the anticipated cost savings, synergies, revenue enhancement strategies and other benefits expected from our acquisition of Anlin and from our Eco Acquisition may not be fully realized or may take longer to realize than expected or that our actual integration costs may exceed our estimates; increases in transportation costs, including increases in fuel prices; our dependence on our limited number of geographically concentrated manufacturing facilities, which increased further due to our Eco Acquisition; sales fluctuations to and changes in our relationships with key customers;•federal, state and local laws and regulations, including unfavorable changes in local building codes and environmental and energy code regulations; risks associated with our information technology systems, including cybersecurity-related risks, such as unauthorized intrusions into our systems by “hackers” and theft of data and information from our systems, and the risks that our information technology systems do not function as intended or experience temporary or long-term failures to perform as intended; product liability and warranty claims brought against us; in addition to our acquisition of Anlin, and our Eco Acquisition, our ability to successfully integrate businesses we may acquire in the future, or that any business we acquire may not perform as we expected when we acquired it; and the other risks and uncertainties discussed under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended January 2, 2021, and our other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Use of Non-GAAP Financial Measures This presentation and the financial schedules include financial measures and terms not calculated in accordance with U.S. generally accepted accounting principles (GAAP). We believe that presentation of non-GAAP measures such as adjusted net income, adjusted net income per share, and adjusted EBITDA provides investors and analysts with an alternative method for assessing our operating results in a manner that enables investors and analysts to more thoroughly evaluate our current performance compared to past performance. We also believe these non-GAAP measures provide investors with a better baseline for assessing our future earnings potential. The non-GAAP measures included in this release are provided to give investors access to types of measures that we use in analyzing our results. Adjusted net income consists of GAAP net income adjusted for the items included in the accompanying reconciliation. Adjusted net income per share consists of GAAP net income per share adjusted for the items included in the accompanying reconciliation. We believe these measures enable investors and analysts to more thoroughly evaluate our current performance as compared to the past performance and provide a better baseline for assessing the Company's future earnings potential. However, these measures do not provide a complete picture of our operations. Adjusted EBITDA consists of net income, adjusted for the items included in the accompanying reconciliation. We believe that adjusted EBITDA provides useful information to investors and analysts about the Company's performance because they eliminate the effects of period-to-period changes in taxes, costs associated with capital investments and interest expense. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes and thus does not reflect the actual funds generated from operations or available for capital investments. Our calculations of adjusted net income and adjusted net income per share, and adjusted EBITDA are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP but should not be considered a substitute for or superior to GAAP measures. Schedules that reconcile adjusted net income, adjusted net income per share, and adjusted EBITDA to GAAP net income are included in the financial schedules accompanying this release. Adjusted EBITDA as used in the calculation of the net debt-to-Adjusted EBITDA ratio, consists of our adjusted EBITDA as described above, but for the trailing twelve-month period, adjusted pursuant to the covenants contained in our credit agreements.

Q3 Key messages 1 Net sales increased 26% to $300M, including $25M from Eco Window Systems; total organic growth of 14%; strong growth in Western region and Florida 2 Earlier pricing actions began to favorably impact September results; aluminum surcharge and price increases take full effect in Q1 2022 3 Cost headwinds from labor and materials reflected in Q3 results; margins down year over year, but improved sequentially from Q2 4 Continued to on-board new employees and add equipment, manufacturing and warehouse space; managing supply chain to facilitate higher run rates 5 Positioned to drive continued growth and margin improvement 6 Acquired Anlin Windows & Doors, a top regional brand for vinyl replacement windows and doors in the high-growth West Coast region

Other Items of Note Order Highlights Q3’21 total orders up 5% YoY Legacy SEBU orders down -8%; Q3 2020 included a post-COVID promotion Western orders up +31% Current total backlog at $365M, up 74% YoY Legacy SEBU backlog +69% YoY Western backlog +141% YoY New South Highlights 13 retail stores, up from 7 from Feb 2020 7 mature stores with 2021 forecasted revenue of ~$120M and 18% EBITDA margin 3 stores opened in 2020 with 2021 forecast revenue of ~$18M and EBITDA margin in low teens 3 stores opened in 2021, New Orleans, Raleigh, and Charlotte

Anlin Windows & Doors Aligned with Strategic M&A Criteria Terms Purchase price: $126 million TTM net sales: approx. $106 million Expected Adjusted EBITDA margins: Mid-teens Closed: 10/25/2021 Expected to be accretive in first year Strategic Benefits Expands dealer network in high-growth West Coast region Sales network of 13 locations throughout California 30% sales growth for twelve-month period ending Q3 2021 Broadens product portfolio Top brand for vinyl window and door products; complements Western’ aluminum products Creates comprehensive aluminum and vinyl product platform Allows us to better serve both Repair & Remodel and New Construction markets with a broad product portfolio Brings experienced leadership team Anlin’s top leadership will remain with the company Expect seamless integration of products and culture PGT Innovations Strategic M&A Criteria Aligned with growth priorities and expected to grow shareholder value over the long-term Expansion into new regions, channels or products Addition of technologies, enhanced manufacturing or supply chain capabilities

Strategic Framework for Profitable Growth 01. Drive brand recognition, loyalty and growth with customer-centric innovation 02. Attract and retain talented, dedicated leaders to drive our business 03. Invest in our business and scale our operations to capture increasing long-term demand 04. Strategically allocate free cash flow primarily to support profitable growth

Q3 2021 RESULTS Q3 2021 vs. Q3 2020 Net Sales $300.4M 26.2% ↑ Gross Profit $104.2M 19.9% ↑ Gross Margin 34.7% 184bps ↓ Adjusted EBITDA1 $43.2M 0.4% ↓ Adj. EBITDA Margin1 14.4% 383bps ↓ Adj. Diluted EPS1 $0.26 16.0% ↓ Highlights Eco sales contribution of $25M Organic sales increased 14% YoY: up 13% in legacy SEBU and up 20% in legacy WEBU Organic growth of 8% YoY in Repair & Remodel and 22% YoY in New Construction Margins reflect increased headcount with corresponding training costs and higher wages and overtime Pricing actions already taken expected to continue to improve margins in Q4 2021 1. Refer to reconciliation to GAAP.

Balance sheet and Liquidity Update ( Pro Forma as of 10/02/21 unless otherwise noted) PRO FORMA NET LEVERAGE Total Debt Outstanding1 $635.0M Less: Cash1 $58.0M Net Debt1 $577.0M LTM Adj EBITDA1 $174.2M Net Debt to Adj EBITDA1 3.3x PRO FORMA LIQUIDITY PROFILE Cash $58.0M Unused Credit Capacity $74.7M Total Available Liquidity $132.7M Senior Notes (Oct 2029) $575.0M Term Loan (Oct 2024) $60.0M Total Debt Outstanding $635.0M Debt Maturity Schedule ($M) Pro forma as of 10/02/2021 Term Loan Senior Notes COMMENTARY Private offering of $575 million of 4.375% senior notes due 2029 $425 million 6.75% senior notes due 2026 Repayment of $54 million outstanding amount under term loan credit facility Subsequent to quarter end, term loan agreement amended to provide borrowing up to $180M; $60M borrowed under agreement Pro forma net debt to adjusted EBITDA1 ratio of 3.3x 1. Refer to reconciliation to GAAP.

Strong balance sheet Net Debt1 and Leverage Ratio2 ACQUIRED ACQUIRED ACQUIRED ACQUIRED 1. Net debt is total consolidated funded indebtedness as of the end of the respective quarter, calculated on an all cash netted basis. Adjusted EBITDA is calculated in accordance with our credit agreement. Refer to reconciliation to GAAP; 2. Leverage ratio defined as net debt divided by trailing-twelve-month adjusted EBITDA; refer to reconciliation to GAAP. Highlights Ended Q3 2021 with pro forma net debt of $577 million Net debt to trailing 12-month adjusted EBITDA1 ratio approximately 3.3x pro forma for Anlin acquisition Strong cash flow to enable paydown of debt over time Proven track record of deleveraging by prepaying debt following acquisitions ACQUIRED ACQUIRED

Long-Term Capital Allocation priorities INTERNAL INVESTMENT Investment in continuous improvement expected to drive margin growth Strategic selling initiatives and marketing enhancements driving sales in 2021 and beyond 01 DEBT REDUCTION Expect to maintain a strong balance sheet and conservative capital structure Long-term target Leverage Ratio of 2x – 3x 02 STRATEGIC ACQUISITIONS Aligned with growth priorities and expected to grow shareholder value over the long-term Expansion into new regions, channels or products Addition of technologies, enhanced manufacturing or supply chain capabilities 03

Modeling Assumptions and Guidance for 2021 Full-Year 2020 Results 2021 Guidance1 2021 Guidance vs. Full-Year 2020 Net Sales $883M $1.1B – $1.2B 25% – 30% Adj. EBITDA3 $150M $160M – $190M 7% – 27% 1. Assumes Eco Enterprises at 100% contribution for 11 months; and Anlin contribution for two months. 2. Includes issuance of $60M of 6.75% senior notes. 3. Represents our 2020 Adjusted EBITDA from our earnings for 2020 as released on February 24, 2021, which differs from Adjusted EBITDA per our bank covenants used to calculate leverage ratios herein.

Why Invest in PGT Innovations 01 National leader in growing premium impact-resistant and indoor / outdoor window and door category 02 Expect to continue investing in talent and R&D to remain an industry leader in innovation and product development 03 Continued focus on operational efficiencies expected to drive additional margin expansion 04 Execution of our strategy expected to create long-term customer and shareholder value 05 Well positioned with diversified product portfolio to capture profitable growth in new construction and R&R channels

Q&A

Appendix Reconciliation to Pro Forma Net Debt Leverage Ratio, Adjusted Net Income, Adjusted Net Income per Share-diluted, Adjusted EBITDA, and Adjusted EBITDA

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands)

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands, except RATIO)

Reconciliation of GAAP to NON-gaap MEASURES (unaudited - in thousands, except per share amounts and PERCENTAGES) THREE MONTHS ENDED OCTOBER 2, 2021 AND OCTOBER 3, 2020 THREE MONTHS ENDED 10/02/2021 10/03/2020

Reconciliation of GAAP to NON-gaap MEASURES In 2021, represents costs relating to our acquisition of Eco, and previously announced acquisition of Anlin. In 2020, represents costs relating to our acquisition of NewSouth. (2) Represents debt extinguishment costs relating to the issuance of our $575 million of 4.375% senior notes due 2029 and contemporaneous prepayment of our $425 million of 6.750% senior notes due 2026, and the prepayment of our $54 million term loan A facility, which was due in 2022, and subsequent placement of our $60 million term loan A facility due 2024, both transactions relating to the financing of our Anlin Acquisition. Of the $25.5 million of debt extinguishment costs, $21.5 million represents a 5.063% call premium paid for prepaying the $425 million of 6.750% senior notes, and $4.0 million represents the net write-offs of deferred financing premiums, costs, fees and original issue discounts that existed at the time of these events. (3) Represents incremental costs related to the wind-down of our commercial business acquired in the New South acquisition. Of the $4.2 million of these costs, $2.7 million are classified as cost of sales, and $1.5 million are classified as selling, general and administrative expenses. A portion of these costs may be recoverable through insurance. (4) Represents incremental costs incurred relating to the coronavirus pandemic and resurgence of its Delta variant in 2021, including cleaning and sanitizing costs for the protection of the health of our employees and safety of our facilities, as well as costs of lost productivity from employee quarantines and testing, classified within selling, general and administrative expenses. (5) Represents an adjustment of $321 thousand relating to restructuring costs and charges relating to our 2020 Florida facilities consolidation.